THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/9/98 	US Bank NA (USB) 5.7% Notes Due 12/15/08 Mdy A1/S&P A
Shares       Price         Amount
25,000	     $99.728	 $24,932.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   2.00%	0.00625%		1.87500%

     Broker
Lehman Brothers


Underwriters of US Bank NA (USB) 5.7% Notes Due 12/15/08 Mdy A1/S&P A

U.S. Underwriters               	    Number of Shares
Lehman Brothers
Chase Securities, Inc.
Morgan Stanley Dean Witter
			Total			400,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/19/99 	Microcell Telecommunications Sr Disc Nts due 06/01/09
                Mdy B3/ S&P B-(144A)

Shares       Price         Amount
75,000	     $55.731	  $41,798

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A		0.02778%		0.02778%

     Broker
Merrill Lynch & Co.


Underwriters of Microcell Telecommunications Sr Disc Nts due 06/01/09 Mdy B3/ S&P B-(144A)

U.S. Underwriters               	    Number of Shares
Merrill Lynch & Co.				270,000,000
			Total			270,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/14/99 	Lear Corporation 8.11% due 05/15/09 Mdy Ba1/S&P BB+(144A)
Shares       Price         Amount
30,000	     $100.000	  $30,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A		0.00375%		0.00375%

     Broker
Morgan Stanley Dean Witter


Underwriters of Lear Corporation 8.11% due 05/15/09 Mdy Ba1/S&P BB+(144A)

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter
Banc of America Securities LLC
Chase Securities, Inc.
Credit Suisse First Boston Corp.
Duetsche Bank Securities Inc.
Salomon Smith Barney
Scotia Capital Markets (USA)
TD Securities
			Total			800,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/12/99 	Goldman Sachs Group Inc. (GS) 6.65% due 05/15/09 Mdy A1/
                S&P A+
Shares       Price         Amount
25,000	     $99.799	  $24,949.75

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.450%	0.00139%		0.47362%

     Broker
Goldman Sachs & Co.


Underwriters of Goldman Sachs Group Inc. (GS) 6.65% due 05/15/09 Mdy A1/
S&P A+

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.			      1,422,000,000
Banc of America Securities LLC		         27,000,000
Banc One Capital Markets			 27,000,000
Blaylock & Partners				 27,000,000
BT Alex Brown Inc.				 27,000,000
Chase Securities, Inc.				 27,000,000
Credit Suisse First Boston Corp.		 27,000,000
J.P. Morgan Securities				 27,000,000
Lehman Brothers					 27,000,000
Merrill Lynch Pierce Fenner & Smith		 27,000,000
Morgan Stanley Dean Witter			 27,000,000
Painewebber Inc.				       27,000,000
Prudential Securities Inc.			 27,000,000
Salomon Smith Barney				 27,000,000
Williams Capital Group LP			 27,000,000
			Total		      1,800,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/11/99 	Lyondell Chemical Co. (LYO) 9.625% due 05/01/07 Mdy Ba3/
                S&P BB(144A)

Shares       Price         Amount
25,000	     $100.00	  $25,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A		0.00278%		0.00278%

     Broker
Donaldson Lufkin Jenrette


Underwriters of Lyondell Chemical Co. (LYO) 9.625% due 05/01/07 Mdy Ba3/ S&P BB(144A)

U.S. Underwriters               	    Number of Shares
Bank of New York				 900,000,000
			Total			 900,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/99 	Texas Utility Eastern Funding (TXU) 6.45% due 05/15/05
                Mdy Baa1/S&P BBB+(144A)

Shares       Price         Amount
25,000	     $99.779	  $24,944.75

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A		0.00385%		1.05385%

     Broker
Lehman Brothers


Underwriters of Texas Utility Eastern Funding (TXU) 6.45% due 05/15/05 Mdy Baa1/S&P BBB+(144A)

U.S. Underwriters               	    Number of Shares
Lehman Brothers
Morgan Stanley Dean Witter
ABN Amro
Bank of America
BONY Capital Markets
Chase Securities, Inc.
Credit Suisse First Boston Corp.
Merrill Lynch & Co.
Salomon Smith Barney
Warburg Dillon Read
			Total			650,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/21/99 	Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/04 Mdy A2/S&P
		AA-(144A)
Shares       Price         Amount
25,000	     $99.927	  $24,981.75

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.600%	0.00769%		1.96923%

     Broker
Bear Stearns & Co.


Underwriters of Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/04
Mdy A2/S&P AA-(144A)


U.S. Underwriters               	    Number of Shares
Bear Stearns & Co Inc.
Chase Securities, Inc.
Lehman Brothers
Salomon Smith Barney
			Total			325,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/15/99 	Cononco Inc. (COC) 5.9% due 04/15/04 Mdy A3/S&P A-
Shares       Price         Amount
25,000	     $99.856	  $24,964.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.500%	0.00185%		0.13333%

     Broker
Credit Suisse First Boston


Underwriters of Cononco Inc. (COC) 5.9% due 04/15/04 Mdy A3/S&P A-

Underwriters               	    	Number of Shares
Credit Suisse First Boston Corp.		465,750,000
Salomon Smith Barney				465,750,000
Banc of America Securities LLC		 67,500,000
Bank of Tokyo Mitsubishi Limited		  1,687,500
Bayerische Hypothekenbank			  1,687,500
Blaylock & Partners				  1,687,500
Chase Securities, Inc.				 67,500,000
Commerzbank Capital Markets Corp.		  1,687,500
Credit Lyonnais Securities (USA) I		  1,687,500
Goldman Sachs & Co.				 67,500,000
Greenwich Natwest				        1,687,500
Lehman Brothers					 67,500,000
Merrill Lynch Pierce Fenner & Smith		 67,500,000
Morgan Stanley Dean Witter			 67,500,000
SG Cowen Securities Corp			  1,687,500
Suntrust Equitable Securities Corp		  1,687,500
			Total		      1,350,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/99 	Tyco International Group S.A. (TYC) 6.87% due 01/15/29
                Mdy Baa1/ S&P A-
Shares       Price         Amount
25,000	     $98.378	  $787,024.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	  0.88%		0.10000%		1.30938%

     Broker
J.P. Morgan Securities Inc.


Underwriters of Tyco International Group S.A. (TYC) 6.87% due 01/15/29 Mdy Baa1/ S&P A-

U.S. Underwriters               	    Number of Shares
J.P. Morgan Securities				440,000,000
ABN Amro					       40,000,000
Banc of America Securities LLC		 40,000,000
BT Alex Brown Inc.				 40,000,000
Chase Securities, Inc.				 40,000,000
Credit Suisse First Boston Corp.		 40,000,000
First Union Capital Markets			 40,000,000
HSBC Securities					 40,000,000
Salomon Smith Barney				 40,000,000
Commerzbank Capital Markets Corp.		  8,000,000
Credit Lyonnais Securities (USA) I		  8,000,000
First Chicago Capital Markets			  8,000,000
McDonald & Co. Securities Inc.		  8,000,000
Scotia Capital Markets (USA)			  8,000,000
			Total		        800,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/03/99 	Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/29 Mdy Baa1/
                S&P A-(144A)

Shares       Price         Amount
25,000	     $99.320	  $24,830.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	  0.00%		0.00250%		1.42000%

     Broker
Credit Suisse First Boston


Underwriters of Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/29 Mdy Baa1/ S&P A-(144A)


U.S. Underwriters               	    Number of Shares
Chase Manhattan				       1,000,000,000
			Total		       1,000,000,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/10/99 	Lucent Technologies 6.45% Due 3/15/29 Mdy A2/S&P A
Shares       Price         Amount
25,000	     $99.461	  $24,865.25

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	  0.88%		0.00184%		0.88235%

     Broker
Bear Stearns & Co.


Underwriters of Lucent Technologies 6.45% Due 3/15/29 Mdy A2/S&P A

U.S. Underwriters               	    Number of Shares
Bear Stearns & Co Inc.				680,004,000
Merrill Lynch & Co.				544,000,000
ABN Amro					       19,428,000
Barclays Bank PLC				       19,428,000
Chase Securities, Inc.				 19,428,000
Goldman Sachs & Co.				 19,428,000
J.P. Morgan Securities				 19,428,000
Salomon Smith Barney				 19,428,000
			Total		      1,340,572,000


THE CHASE VISTA STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/09/99 	Ford Motor Company 7.45% Due 07/16/31 Mdy A1/S&P A
Shares       Price         Amount
100,000	     $99.049	  $99,049.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.875%	0.00556%		0.00556%

     Broker
Bear Stearns and Co.


Underwriters of Ford Motor Company 7.45% Due 07/16/31 Mdy A1/S&P A

U.S. Underwriters               	    Number of Shares
Bear Stearns & Co Inc.
Merrill Lynch & Co.
Salomon Smith Barney
			Total		      1,800,000,000